UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 27, 2008

ANVIL FOREST PRODUCTS INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53292
(Commission File No.)

3445 Manzano Cr
Las Vegas, Nevada 89121
(Address of principal executive offices and Zip Code)

(702) 448-6731
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ]	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     Effective August 27, 2008, Walter Brenner and Horst Balthes resigned as officers and directors of the Company. On the same date, Zhijiang Zhang was appointed to the board of directors and the positions of president, principal accounting officer, principal executive officer, principal financial officer, treasurer and secretary.

     Since 1998, Mr. Zhang has been an independent consultant and businessman working in the industries of logging, furniture manufacturing, textiles, real estate and technology.

     There was no acquisition or disposition of securities in connection with the foregoing change in the majority of directors and accordingly a disclosure document, as described in Rule 14f-1 of the Securities and Exchange Act of 1934, was not filed with the SEC, nor required to be filed as a matter of law.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: August 28, 2008

ANVIL FOREST PRODUCTS INC.

By:   ZHIJIANG ZHANG
        Zhijiang Zhang
        President, Principal Accounting Officer,
        Principal Executive Officer, Principal
        Financial Officer, Secretary, Treasurer and
        sole member of the Board of Directors.